AMENDMENT NO.2
TO
EMPLOYMENT AGREEMENT

        THIS AMENDMENT NO. 2, dated January 3, 2007, to that certain Employment Agreement, dated January 1, 2005, by and between American Safety Insurance Services, Inc., a Georgia corporation (the “Company’), and Joseph D. Scollo, Jr., a resident of the State of Georgia (the “Employee”), as amended by Amendment No. 1 thereto dated January 1, 2006 (as so amended, the “Agreement”), is entered into effective as of January 1, 2007.

       WI T N E S S E T H :

        WHEREAS, the Company desires to amend the Agreement to increase the salary payable to the Employee pursuant to the Agreement;

        WHEREAS, the Compensation Committee of the Board of Directors of the Company has approved the salary increase.

        NOW THEREFORE, in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 3. COMPENSATION is hereby amended by deleting subparagraph (a) thereof in its entirety and substituting in lieu thereof the following new subparagraph (a):

(a)

In consideration of the services rendered by the Employee under this Agreement, the Company shall pay the Employee a salary of $270,000 per year during the first twelve (12) months of this Agreement, $325,000 per year during the second twelve (12) months of this Agreement and $345,000 during the third twelve (12) months of this Agreement, which salary shall be paid in equal installments in arrears on a twice-monthly basis.

2.	Except as specifically amended hereby, all terms, conditions, rights, duties and obligations of the Agreement shall remain in full force and effect.

_________________

(signatures appear on following page)

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 2 on January 3, 2007, effective as of January 1, 2007.

         COMPANY:                                  EMPLOYEE:

         AMERICAN SAFETY INSURANCE
         SERVICES, INC.

         By: /s/ Stephen R. Crim               /s/ Joseph D. Scollo
             Stephen  R. Crim, President       Joseph D. Scollo, Jr.